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                            STOCK PURCHASE AGREEMENT
                            ------------------------


     This Stock Purchase Agreement (the "Agreement") is dated as of this 26th day of June, 2003 by and among Calton, Inc., a New Jersey corporation (the "Company"), and each of Anthony J. Caldarone, John G. Yates, Maria F. Caldarone and Laura A. Camisa (each a "Buyer" and collectively the "Buyers").

     WHEREAS, the Company wishes to sell and the Buyers wish to purchase an aggregate of 4,500,000 shares of common stock, $.05 par value (the "Common Stock"), of the Company, subject to the terms and conditions contained herein;

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, and of other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. PURCHASE OF SHARES. The Company does hereby agree to sell to each Buyer, and each Buyer does hereby agree to purchase from the Company, the number of shares (the "Shares") of the Company's Common Stock set forth next to the Buyer's name on Exhibit A hereto for a price of $.22 per share.

2. CLOSING. Subject to Section 7 hereof, each Buyer does hereby agree to deliver the purchase price for the Shares being purchased by him/her hereunder to the Company contemporaneously with or immediately before the Asset Purchase Closing (as defined in Section 7 hereof). Upon delivery of the purchase price, the applicable number of shares will be issued and certificates representing such shares shall be delivered to each of the Buyers.

3. REPRESENTATIONS OF THE COMPANY. The Company hereby represents and warrants to the Buyers as follows:

     (a) The Company is a corporation duly organized and validly existing and in good standing under the laws of the State of New Jersey.

     (b) The Company has the full corporate power and authority to enter into this Agreement and to perform its obligations hereunder.

     (c) The Shares of Common Stock being sold and issued to the Buyers pursuant to this Agreement are duly authorized, validly issued and non-assessable.

     (d) The Company has heretofore delivered to Investor copies of the Company's (i) Annual Report on Form 10-K Report for the fiscal year ended November 30, 2002, (ii) Quarterly Report on Form 10-QSB for the fiscal quarter ended February 28, 2003, and (iii) the proxy statement relating to the Company's 2003 Annual Meeting of Shareholders, in each case as filed with the Securities and Exchange Commission (the "Commission"). The Company has heretofore made available to each Buyer all other reports, registration statements and other documents filed by the Company with the Commission under the Securities Exchange Act of 1934

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          and the Securities Act of 1933 since November 30, 2000. All such documents described in the first two sentences of this section are collectively referred to herein as the "Commission Filings." The Company has timely filed all reports, registration statements and other documents required to be filed with the Commission under the rules and regulations of the Commission, and all Commission Filings complied as to form with the requirements of the Securities Act or the Exchange Act, as the case may be. As of their respective dates, the Commission Filings (including in all cases any exhibits or schedules thereto or documents incorporated therein by reference) did not contain any untrue statement of material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which they were made, not misleading.

4. REPRESENTATIONS OF BUYER. Each Buyer hereby represents and warrants to the Company (as to himself or herself only) as follows:

     (a) The Company has made available to him/her the opportunity to ask questions of, and receive answers from, the officers of the Company concerning the Company and its business. The Buyer acknowledges that he/she has entered into the transactions contemplated by this Agreement without being furnished any prospectus.

     (b) Without limiting the Buyer's right to sell the Shares pursuant to the Registration Rights Agreement referred to in Section 5 below, the Shares are being acquired for investment and not with a view to the resale or distribution of such Shares. Such Shares are being acquired by the Buyer for his/her own account, and no other person has a direct or indirect beneficial interest in such Shares.

     (c) The Buyer has adequate net worth to bear the risks of investment contemplated by this Agreement and adequate means of providing for his/her current needs and foreseeable personal contingencies and has no need for liquidity in this investment.

     (d) The Buyer understands that the Company has sustained operating losses in recent years, engages in highly competitive business and there can be no assurance that it will be able to operate profitably. An investment in securities of the Company is highly speculative and involves a high degree of risk and is not recommended for any investor who cannot afford the risk of losing his entire investment.

     (e) The Buyer understands that the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance on an exemption for private offerings. As a result, in the absence of registration, the Buyer may have to continue to bear the economic risk of his investment in the Shares for an indefinite period, and he/she will not be permitted to transfer any Shares in the absence of an opinion of counsel, if requested, satisfactory to the Company that registration is not required under the Securities Act and under applicable state securities laws.

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     (f)  The Buyer is an officer of the Company and is therefore familiar with its operations, financial conditions, risks and prospects.

     (g) The Buyer is an "Accredited Investor" as such term is defined in Rule 501 promulgated under the Securities Act.

     (h) The Buyer has been advised by the Company to consult with his own personal tax advisor to determine the effect of an investment in the Company on his/her Federal and state income tax status.

5. REGISTRATION RIGHTS AGREEMENT. On or prior to the issuance of the Shares, the Company shall execute a Registration Rights Agreement providing the Buyers with demand and "piggyback" registration rights in a form mutually satisfactory to the Company and Buyers.

6. LISTING. The Company agrees that it will submit a listing application for the Shares to the American Stock Exchange.

7.   CONDITIONS TO CLOSING.

     (a) The Company's obligation to close the transactions contemplated by this Agreement shall be subject to the following conditions:

          (i)   The representations and warranties of each Buyer set forth in
                Section 4 above shall have been true and correct when made and shall be true and correct on and as of the date of the closing (the "Closing") of the transactions contemplated by this Agreement.

          (ii) No provision of any applicable law or regulation and no judgment, injunction or decree shall prohibit the consummation of the transactions contemplated hereby and no proceeding challenging this Agreement or the transactions contemplated hereby or seeking to prohibit, alter, prevent or materially delay the Closing shall have been instituted by any person before any court, arbitrator or governmental body, agency or official and be pending.

          (iii) Homes by Calton, LLC shall have contemporaneously closed the transaction contemplated by the Amended and Restated Agreement for Sale and Purchase of Assets dated as of June 13, 2003, as amended through the date hereof, a copy of which has been provided to each of the Buyers (the "Asset Purchase Closing").

          (iv) All of the outstanding membership interests in Homes by Calton, LLC shall have been duly assigned to the Company.

          (v) The Shares shall have been approved for listing on the American Stock Exchange.

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     (b)  The obligation of each Buyer to close the transactions contemplated hereby shall be subject to the following conditions:

          (i)   The representations and warranties of the Company set forth in
                Section 3 above shall have been true and correct when made and shall be true and correct on and as of the date of the Closing.

          (ii) No provision of any applicable law or regulation and no judgment, injunction or decree shall prohibit the consummation of the transactions contemplated hereby and no proceeding challenging this Agreement or the transactions contemplated hereby or seeking to prohibit, alter, prevent or materially delay the Closing shall have been instituted by any person before any court, arbitrator or governmental body, agency or official and be pending.

          (iii) The Company shall have applied for the listing of the Shares on the American Stock Exchange.

          (iv) The Company shall have accepted the assignment of all of the outstanding membership interests in Homes by Calton, LLC.

          (v) Homes by Calton, LLC shall have contemporaneously closed the transaction contemplated by the Amended and Restated Agreement for Sale and Purchase of Assets dated as of June 13, 2003, as amended through the date hereof, a copy of which has been provided to each of the Buyers.

8. Termination. This Agreement shall terminate and neither the Company nor any Buyer shall have any obligation hereunder if the Asset Purchase Closing shall not have occurred on or before August 29, 2003.

9. GOVERNING LAW. This Agreement and its validity, construction and performance shall be governed in all respects by the laws of the State of New Jersey, without giving effect to principles of conflict of laws. Further, in the event that any dispute arises between the parties to this Agreement, unless otherwise set forth herein, such dispute shall be settled by a court of competent jurisdiction of the State of New Jersey or the United States District Court for the District of New Jersey and the parties hereto agree to submit to the jurisdiction of the Courts of the State of New Jersey or the United States District Court for the District of New Jersey.

10. SEVERABILITY. If any provisions of this Agreement or the application of any provision hereof to any person or circumstance is held invalid, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected unless the provision held invalid shall substantially impair the benefits of the remaining portions of this Agreement.

11. BENEFIT OF PARTIES, ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective personal representatives, heirs,

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     successors and assigns. This Agreement may not be assigned by any party hereto except with the prior written consent of the other party hereto.

12. HEADINGS. The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

13. CONSTRUCTION. As used in this Agreement, words in the singular shall be construed as including the plural and vice versa and words in one gender shall include all genders unless the context shall clearly require otherwise.

14. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be executed by their duly authorized corporate officers as of the day and year first above written.

                                         CALTON, INC.


                                      By:_______________________________________
                                    Name:
                                   Title:

                                         ---------------------------------------
                                         Anthony J. Caldarone


                                         ---------------------------------------
                                         John G. Yates


                                         ---------------------------------------
                                         Maria F. Caldarone


                                         ---------------------------------------
                                         Laura A. Camisa

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                                   Schedule A


                 Name of Buyer                  Number of Shares
---------------------------------------- ---------------------------------------
Anthony J. Caldarone                                   2,475,000
John G. Yates                                            561,000
Maria F. Caldarone                                     1,014,000
Laura A. Camisa                                          450,000

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